Exhibit 17

Exhibit 17

PROXY TABULATOR

P.O. BOX 9132

HINGHAM, MA 02043-9132

LABEL BELOW FOR MIS USE ONLY!

PO# N1000B

GREENWICH STREET - SB 2 FDS #255

PFPC SMITH BARNEY

ORIGINAL 1UP POLY 4/25/05 TD

MEGAN

(GREENWICH STREET #2 PROXY-GREENWICH MONEY-JUN 2005 MBD)

PE #1 4-25-05 JA

REVISION #1 4/28/05 TD

REVISION #2 4-29-05 JA

MIS EDITS: # OF CHANGES         /         PRF 1          PRF 2

OK TO PRINT AS IS*                      *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

PROXY CARD

PROXY CARD

GREENWICH STREET SERIES FUND

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

The undersigned hereby appoints R. Jay Gerken, Andrew B. Shoup, James M. Giallanza, Kaprel Ozsolak, Thomas C. Mandia and Michael Kocur, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of Salomon Brothers Variable Money Market Fund to be held at Citigroup Center, 153 East 53rd Street, New York, New York 10022 at 10:00 a.m. on June 24, 2005 and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

Date:                     , 2005

PLEASE SIGN IN BOX BELOW

Signature(s) Title(s), if applicable

Please sign exactly as your name appears on this Proxy. If joint owners. EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SB GREENWICH MONEY - mbd

LABEL BELOW FOR MIS USE ONLY!

PO# N1000B

GREENWICH STREET - SB VAR #255

PFPC SMITH BARNEY

ORIGINAL 1UP POLY 4/25/05 TD

MEGAN

(GREENWICHSTREET#2PROXY-GREENWICHMONEY-JUN2005MBD)

REVIEW #1/PE #1 4-25-05 JA

REVISION #1 4-29-05 JA

REVISION #3 4/29/05 TD

MIS EDITS: # OF CHANGES         /         PRF 1          PRF 2

OK TO PRINT AS IS*                      *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND.

IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

The Board of Trustees of Greenwich Street Series Fund recommends that you vote in favor of the Proposal.

FOR

`

AGAINST

`

ABSTAIN

`

1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Salomon Brothers Variable Money Market Fund (the “Money Fund”), a series of Greenwich Street Series Fund (the “Greenwich Fund) in exchange for shares of the Smith Barney Money Market Portfolio, a series of Travelers Series Fund Inc. (the “SB Money Market Portfolio”), and the assumption by the SB Money Market Portfolio of all of the liabilities of the Money Fund, (ii) distribution to shareholders of the Money Fund of such shares of the SB Money Market Portfolio in liquidation of the Money Fund and cancellation of the Money Fund’s outstanding shares and (iii) the subsequent termination of the Money Fund as a series of Greenwich Fund.

2. To transact such other business as may properly come before the Special Meeting or an adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SB GREENWICH MONEY - mbd

PROXY TABULATOR

P.O. BOX 9132

HINGHAM, MA 02043-9132

LABEL BELOW FOR MIS USE ONLY!

PO# N1000B

GREENWICH STREET - SB 2 FDS #255

PFPC SMITH BARNEY

ORIGINAL 1UP POLY 4/25/05 TD

MEGAN

(GREENWICHSTREET#2PROXY-GREENWICHINTL-JUN2005MBD)

PE #1 4-25-05 JA

REVISION #1 4/28/05 TD

REVISION #2 4-29-05 JA

MIS EDITS: # OF CHANGES         /         PRF 1          PRF 2

OK TO PRINT AS IS*                      *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

PROXY CARD

PROXY CARD

GREENWICH STREET SERIES FUND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

The undersigned hereby appoints R. Jay Gerken, Andrew B. Shoup, James M. Giallanza, Kaprel Ozsolak, Thomas C. Mandia and Michael Kocur, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of Salomon Brothers Variable International Equity Fund to be held at Citigroup Center, 153 East 53rd Street, New York, New York 10022 at 10:00 a.m. on June 24, 2005 and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

Date:                     , 2005

PLEASE SIGN IN BOX BELOW

Signature(s) Title(s), if applicable

Please sign exactly as your name appears on this Proxy. If joint owners. EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SB GREENWICH INTL - mbd

LABEL BELOW FOR MIS USE ONLY!

PO# N1000B

GREENWICH STREET - SB VAR #255

PFPC SMITH BARNEY

ORIGINAL 1UP POLY 4/25/05 TD

MEGAN

(GREENWICHSTREET#2PROXY-GREENWICHINTL-JUN2005MBD)

REVIEW #1/PE #1 4-25-05 JA

REVISION #1 4-29-05 JA

REVISION #2 4/29/05 TD

MIS EDITS: # OF CHANGES         /         PRF 1          PRF 2

OK TO PRINT AS IS*                      *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND.

IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

The Board of Trustees of Greenwich Fund recommends that you vote in favor of the Proposal.

FOR

`

AGAINST

`

ABSTAIN

`

1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Salomon Brothers Variable International Equity Fund (the “International Fund”), a series of Greenwich Street Series Fund (the “Greenwich Fund”) in exchange for shares of the Smith Barney International All Cap Growth Portfolio, a series of Travelers Series Fund Inc. (the “SB International Portfolio”), and the assumption by the SB International Portfolio of all of the liabilities of the International Fund, (ii) distribution to shareholders of the International Fund of such shares of the SB International Portfolio in liquidation of the International Fund and cancellation of the International Fund’s outstanding shares and (iii) the subsequent termination of the International Fund as a series of Greenwich Fund.

2. To transact such other business as may properly come before the Special Meeting or an adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SB GREENWICH INTL - mbd